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                                                                     EXHIBIT 4.2

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                       COMMODORE MEDIA, INC., AS ISSUER,

                               THE PARTIES LISTED
                             ON THE SIGNATURE PAGES
                             HERETO AS GUARANTORS,
                                 AS GUARANTORS,

                                      AND

                 IBJ SCHRODER BANK & TRUST COMPANY, AS TRUSTEE


                          -------------------------

                                AMENDMENT NO. 7

                            DATED AS OF MAY 9, 1997

                                     TO THE

                                   INDENTURE

                           DATED AS OF APRIL 21, 1995

                          -------------------------


                                  $76,808,000

                   13 1/4% SENIOR SUBORDINATED NOTES DUE 2003


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         AMENDMENT NO. 7, dated as of May 9, 1997 ("Amendment No. 7"), to the
INDENTURE, dated as of April 21, 1995, as amended (the "Indenture"), among COMMODORE MEDIA, INC., a Delaware corporation, as Issuer (the "Company"), the parties listed on the signature pages hereto as Guarantors (each individually, a "Guarantor" and collectively, the "Guarantors"), and IBJ SCHRODER BANK & TRUST COMPANY, a New York banking corporation, as Trustee (the "Trustee").

         Each party agrees for the benefit of the other parties and for the equal and ratable benefit of the Holders of the Company's 13 1/4% Senior Subordinated Notes due 2003 (the "Notes") to amend, pursuant to Section 8.01(4) of the Indenture, the Indenture as follows:

         I. Each of Dixie Broadcasting, Inc., an Alabama corporation ("Dixie"), and Radio WBHP, Inc., an Alabama corporation ("Radio WBHP"), is a wholly-owned subsidiary of Southern Star Communications, Inc., which is a Delaware corporation and wholly-owned subsidiary of the Company, and is a Restricted Subsidiary acquired or created pursuant to Section 4.14(ii) of the Indenture. Each of Dixie and Radio WBHP delivers herewith the Guarantee attached as Exhibit A to this Amendment No. 7 pursuant to the provisions set forth in Sections 4.14 and 10.04 of the Indenture guaranteeing the obligations of the Company under the Indenture. For all purposes of the Indenture, each of Dixie and Radio WBHP shall be deemed a party to the Indenture by virtue of its execution of this Amendment No. 7 and the defined term the "Guarantor" contained in Article 1.01 of the Indenture shall be deemed to include each of Dixie and Radio WBHP.

         II. Mountain Lakes Broadcasting, L.L.C., an Alabama limited liability company ("Mountain Lakes"), is a wholly-owned subsidiary of Dixie and Radio WBHP and is a Restricted Subsidiary acquired or created pursuant to
Section 4.14(ii) of the Indenture. Mountain Lake delivers herewith the Guarantee attached as Exhibit A to this Amendment No. 7 pursuant to the provisions set forth in Sections 4.14 and 10.04 of the Indenture guaranteeing the obligations of the Company under the Indenture. For all purposes of the Indenture, Mountain Lakes shall be deemed a party to the Indenture by virtue of its execution of this Amendment No. 7 and the defined term the "Guarantor" contained in Article 1.01 of the Indenture shall be deemed to include Mountain Lakes.

         III. This Amendment No. 7 supplements the Indenture and shall be a part and subject to all the terms thereof. Except as supplemented hereby, the Indenture and the Securities issued thereunder shall continue in full force and effect.

         IV. This Amendment No. 7 may be executed in counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

         V. THIS AMENDMENT NO. 7 SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF).

         VI. The Trustee shall not be responsible for any recital herein as such recitals shall be taken as statements of the Company, or the validity of the execution by the Guarantors of this Amendment No. 7. The Trustee makes no representation as to the validity or sufficiency of this Amendment No. 7.



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         IN WITNESS WHEREOF, the parties have caused this Amendment No. 7 to the Indenture to be duly executed and attested as of the date and year first written above.

                                         COMMODORE MEDIA, INC.


                                         By: /s/ Paul D. Stone
                                             ----------------------------------
                                             Paul D. Stone
                                             Vice President

ATTEST:


/s/ Kathy Archer
----------------------------------
Kathy Archer
Assistant Secretary

                                         GUARANTORS:
                                         ----------

                                         ATLANTIC STAR COMMUNICATIONS, INC.
                                         COMMODORE MEDIA OF DELAWARE, INC
                                         COMMODORE MEDIA OF PENNSYLVANIA, INC.
                                         COMMODORE MEDIA FLORIDA, INC.
                                         COMMODORE MEDIA OF KENTUCKY, INC.
                                         COMMODORE MEDIA OF NORWALK, INC.
                                         COMMODORE MEDIA OF WESTCHESTER, INC.
                                         DANBURY BROADCASTING, INC.



                                         By: /s/ Paul D. Stone
                                             ----------------------------------
                                             Paul D. Stone
                                             Vice President

ATTEST:


/s/ Kathy Archer
----------------------------------
Kathy Archer
Assistant Secretary

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                                    SOUTHERN STAR COMMUNICATIONS, INC.
                                    ATLANTIC CITY BROADCASTING CORP.
                                    O.C.C., INC.
                                    BREADBASKET BROADCASTING CORPORATION
                                    SOUTHEAST RADIO HOLDING CORP.
                                    HOUNDSTOOTH BROADCASTING CORPORATION
                                    SNG HOLDINGS, INC.
                                    OSBORN ENTERTAINMENT ENTERPRISES
                                      CORPORATION
                                    ORANGE COMMUNICATIONS, INC.
                                    MOUNTAIN RADIO CORPORATION
                                    LADNER COMMUNICATIONS HOLDING CORP.
                                    RKZ TELEVISION, INC.
                                    YELLOW BRICK RADIO CORPORATION
                                    ASHEVILLE BROADCASTING CORP.
                                    CORKSCREW BROADCASTING CORPORATION
                                    DAYTONA BEACH BROADCASTING CORP.
                                    RAINBOW BROADCASTING CORPORATION
                                    GREAT AMERICAN EAST, INC.
                                    NELSON BROADCASTING CORPORATION
                                    SHORT BROADCASTING CORPORATION
                                    JAMBOREE IN THE HILLS, INC
                                    BEATRICE BROADCASTING CORP.
                                    CURREY BROADCASTING CORPORATION
                                    OSBORN SOUND AND COMMUNICATIONS CORP.
                                    WAITE BROADCASTING CORP.
                                    AMERON BROADCASTING CORPORATION
                                    WNOK ACQUISITION COMPANY, INC.
                                    DIXIE BROADCASTING, INC.
                                    RADIO WBHP, INC.


                                    By: /s/ Paul D. Stone
                                        --------------------------------------
                                        Paul D. Stone
                                        Vice President
ATTEST:


/s/ Kathy Archer
---------------------------------
Kathy Archer
Assistant Secretary

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                                     MOUNTAIN LAKES BROADCASTING, L.L.C.

                                     By: Dixie Broadcasting, Inc.,
                                         its Member


                                         By:/s/ Paul D. Stone
                                            ----------------------------------
                                               Paul D. Stone
                                              Vice President
ATTEST:


/s/ Kathy Archer
---------------------------------
Kathy Archer
Assistant Secretary

                                     By: Radio WBHP, Inc.,
                                         its Member


                                         By:/s/ Paul D. Stone
                                            ----------------------------------
                                               Paul D. Stone
                                              Vice President
ATTEST:


/s/ Kathy Archer
---------------------------------
Kathy Archer
Assistant Secretary

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                                        MUSIC HALL CLUB, INC.


                                        By: /s/ Larry S. Anderson
                                            ----------------------------------
                                            Larry Anderson
                                            President
ATTEST:


/s/ Nancy Anderson
--------------------------------
Nancy Anderson
Secretary and Treasurer


                                        CAPSTAR ACQUISITION COMPANY, INC.


                                        By: /s/ Paul D. Stone
                                            ----------------------------------
                                            Paul D. Stone
                                            Vice President
ATTEST:


/s/ Kathy Archer
--------------------------------
Kathy Archer
Assistant Secretary

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                                        IBJ SCHRODER BANK & TRUST COMPANY,
                                        as Trustee


                                        By:/s/
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------
ATTEST:


/s/
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Name:
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Title:
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